Exhibit 10.2
McKESSON CORPORATION
1999 STOCK OPTION AND RESTRICTED STOCK PLAN
(As Amended Through May 26, 2004)
     1. Establishment, Purpose and Definitions.
          (a) There is hereby adopted the McKesson Corporation 1999 Stock Option and Restricted Stock Plan (the “Plan”).
          (b) The purpose of this Plan is to provide a means whereby eligible employees of McKesson Corporation (the “Company”) and its affiliates may be given an opportunity to purchase shares of the common stock ($0.01 par value) of the Company (the “Stock”) pursuant to options, which will not qualify as “incentive stock options” under Section 422 of the Internal Revenue Code, as amended (the “Code”), and by providing participants with grants of restricted shares of Stock (“Restricted Stock”), stock appreciation rights (“SAR“s) and restricted stock units (“RSU“s) in accordance with the terms and conditions set forth herein.
     2. Stock Subject to the Plan.
          (a) The number of shares of Stock available for the grant of awards hereunder shall be 45,200,000 (all such shares shall be subject to equitable adjustment as provided herein). The maximum number of shares of Stock that may be granted to any individual in the form of options during any plan year shall not exceed 600,000; in each case, such maximum number shall be subject to equitable adjustment as provided herein.
          As the Committee (as hereinafter defined) may determine from time to time, the Stock may consist either in whole or in part of shares of authorized but unissued Stock, or shares of authorized and issued Stock reacquired by the Company and held in its treasury. If an option is surrendered for cash or for any other reason (except surrender for shares of Stock) ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option had not been exercised shall continue to be available for grants of stock options under the Plan. If any shares of Stock underlying Restricted Stock grants shall be reacquired by the Company pursuant to the termination provisions described herein or in the instruments evidencing the making of such Restricted Stock grants, such shares shall again be available for grant of Restricted Stock awards under the Plan. Prior to the granting of awards, the Company shall be under no obligation to reserve or retain in its treasury any particular number of shares of Stock at any time, and no particular shares of Stock, whether issued or held as treasury Stock, shall be identified as being available for future awards under the Plan.
          (b) In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to preserve (but not increase) the rights of participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares which may thereafter be issued in connection with respect to both Restricted Stock and option awards, (ii) the number and kind of shares issued in respect of outstanding awards, and (iii) the exercise price relating to any options.
     3. Eligibility.
          Persons who shall be eligible to have granted to them awards provided for by the Plan shall be such key employees of the Company and its affiliates as the Committee, in its sole discretion, shall designate from time to time.
     4. Administration of the Plan.
          (a) The Plan shall be administered by a committee (the “Committee”) consisting of not less than two directors of the Company to be appointed by the Board each of whom a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act or such other committee as is established by the Board.
          (b) The Committee may from time to time determine which key employees of the Company and its affiliates shall be granted awards under the Plan, the terms thereof, and the number of shares covered by an option, the number of shares of Restricted Stock to be granted or the number of SARs or RSUs to be granted.
          (c) The Committee shall have the sole authority, in its absolute discretion, to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and regulations, and the instruments evidencing awards granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Committee shall be final and binding on all participants and other interested parties.
     5. Stock Options and Stock Appreciation Rights.
          (a) The Option Price.
          The exercise price of each option shall not be less than the fair market value of the Stock covered by such option on the date the option is granted. Such fair market value shall, if the Stock is not listed or admitted to trading on a stock exchange, be the mean between the lowest reported bid price and highest reported asked price of the Stock on the date the option is granted in the over-the-counter market, as reported by such over-the-counter market (for example, on its official web site, such as www.otcbb.com), or if no official report exists, as reported by any publication of general circulation selected by the Company which regularly reports the market price of the Stock in such market, or, if the Stock is then listed or admitted to trading on any stock exchange, the closing price on such day as reported by such stock exchange (for example, on its official web site, such as www.nyse.com). Such price shall be subject to adjustment as provided in paragraph 2(b) hereof.
     (b) Terms and Conditions of Options.
          (i) Each option granted pursuant to the Plan shall be evidenced by a written grant agreement (the “Agreement”) executed by the Company and the person to whom such option is granted which shall provide such terms and conditions as the Committee may determine, in its sole discretion.
          (ii) Unless otherwise provided in the Agreement, the term of each option shall be for no more than ten years and three months.
          (iii) The Agreement may contain such other terms, provisions, and conditions as may be determined by the Committee (not inconsistent with this Plan) including, without limitation, provisions relating to SARs with respect to options granted hereunder. Unless otherwise provided in the Agreement, the Committee may, in its sole discretion, extend the post-termination exercise period with respect to an option (but not beyond the original term of such option).
          (iv) The Committee shall have the authority to accelerate the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate.
     (c) Stock Appreciation Rights.
          (i) Each SAR granted pursuant to the Plan shall be evidenced by an Agreement executed by the Company and the participant which shall specify, among such other terms and conditions as the Committee may determine, in its sole discretion, the exercise price of the SAR, which may vary in accordance with a predetermined formula while the SAR is outstanding, and the number of rights to which the SAR pertains. The provisions of Agreements for SARs entered into under the Plan need not be identical.
          (ii) Upon exercise of a SAR, the participant (or any person having the right to exercise the SAR after his or her death) shall receive from the Company: (A) shares, (B) cash or (C) a combination of shares and cash, as the Committee shall determine. The amount of cash and/or the fair market value of shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the fair market value (on the date of surrender) of the shares subject to the SARs exceeds the exercise price.
     (d) The Committee may, under such terms and conditions as it deems appropriate, authorize the surrender by an optionee of all or part of an unexercised option and authorize a payment in consideration thereof of an amount equal to the difference obtained by subtracting the option price of the shares then subject to exercise under such option from the fair market value of the Stock represented by such shares on the date of surrender, provided that the

Committee determines that such settlement is consistent with the purpose of the Plan. Such payment may be made in shares of Stock valued at their fair market value on the date of surrender of such option or in cash, or partly in shares and partly in cash. Acceptance of such surrender and the manner of payment shall be in the discretion of the Committee. If an option is surrendered for cash, the shares covered by the surrendered option will thereafter be available for grant under the Plan to the extent permitted under Rule 16b-3 of the Exchange Act.
          (e) Use of Proceeds.
          Proceeds realized from the sale of Stock pursuant to options granted under the Plan shall constitute general funds of the Company.
     6. Restricted Stock Grants.
          (a) Terms and Conditions.
          Each Restricted Stock Grant made pursuant to the Plan shall be evidenced by an Agreement executed by the Company and the person to whom such Restricted Stock is granted (the “Grantee”). Each Restricted Stock Grant made under the Plan shall, unless otherwise provided in the Agreement, contain the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Committee.
          (b) Restrictions.
          Until the restrictions imposed on any Restricted Stock Grant shall lapse, shares of Stock granted to a Grantee pursuant to a Restricted Stock grant:
               (i) Shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of, and
               (ii) Shall, if the Grantee’s continuous employment with the Company shall terminate for any reason, unless otherwise provided in the Agreement, be returned to the Company forthwith, and all the rights of the Grantee to such shares shall immediately terminate; provided that if the Committee, in its sole discretion, shall within ninety (90) days of such termination of employment, notify the Grantee in writing of its decision not to terminate the Grantee’s rights in such shares, then the Grantee shall continue to be the owner of such shares subject to such continuing restrictions as the Committee may prescribe in such notice. If the Grantee’s interests in the shares granted pursuant to a Restricted Stock Grant shall be terminated, such Grantee shall forthwith deliver or cause to be delivered to the Secretary of the Company the certificate(s), if any, previously delivered to the Grantee for such shares, accompanied by such endorsement(s) and/or instrument(s) of transfer as may be required by the Secretary of the Company.

          (c) Lapse of Restrictions.
          Except as otherwise provided in the Plan or the Agreement, the restrictions imposed on any Restricted Stock Grant shall commence with the date of the grant and continue during a period set by the Committee. Notwithstanding the foregoing, the Committee may accelerate the lapsing of restrictions on a Restricted Stock Grant under such terms and conditions as it may deem appropriate.
          (d) Restrictive Legend; Certificates May be Held in Custody.
          Each certificate evidencing shares granted pursuant to a Restricted Stock Grant may bear an appropriate legend referring to the terms, conditions and restrictions described in the Plan and in the instrument evidencing the Restricted Stock Grant. Any attempt to dispose of such shares in contravention of such terms, conditions and restrictions shall be invalid. The Committee may enact rules which provide that the certificates evidencing such shares may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody, until restriction thereon shall have lapsed.
          (e) Restrictions upon Making of Restricted Stock Grants.
          The registration or qualification under any federal or state law of any shares to be granted pursuant to Restricted Stock Grants or the resale or other disposition of any such shares by or on behalf of the Grantees receiving such shares may be necessary or desirable as a condition of or in connection with such Restricted Stock Grants, and, in any such event, if the Committee in its sole discretion so determines, delivery of the certificates for such shares shall not be made until such registration or qualification shall have been completed.
     7. Restricted Stock Units. RSUs cover a number shares that may be settled in cash, or by issuance of shares of the Company’s common stock, as determined by the Committee. RSUs granted under the Plan shall, unless otherwise provided in the Agreement, contain the following terms, conditions and restrictions and such others as may be determined by the Committee at the time of grant or Payment Date:
          (a) Documentation. RSUs granted under the Plan shall be evidenced by an Agreement executed by the Company and the participant. The terms of RSUs need not be identical. The Committee will determine all terms applicable to RSUs including, without limitation: the number of shares subject to each RSU, the Payment Date (as defined below), the consideration to be distributed on settlement, and the effect of participant’s termination of service with the Company on the vesting or settlement of RSUs.
          (b) Payment. No payment of cash shall be required as consideration.
          (c) Vesting. As determined by the Committee and set forth in the Agreement, RSUs may vest in consideration of a participant’s continued service with the Company and may be accelerated upon such terms and conditions as the Committee, in its sole discretion, may determine.

          (d) Payment Date; Form of Payment. RSUs, or any portion thereof, may be settled as they vest or at such earlier or later time, as the Committee shall determine, (in any case, the “Payment Date”) with such interest or dividend equivalent, if any, as the Committee may determine. On the Payment Date, settlement may be made in the form of cash or whole shares or a combination thereof, either in a lump sum payment or in installments, as the Committee will determine.
          (e) Termination of Service. If the participant’s continuous service with the Company shall terminate for any reason, unless otherwise provided in the Agreement, any unvested RSUs, and participant’s rights therein, shall immediately terminate; provided that the Committee may, in its sole discretion and within ninety (90) days of participant’s termination, determine that the RSUs shall not terminate and shall provide for the terms of their alternative treatment.
          (f) Nontransferability. RSUs may not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of by the participant.
     8. Change in Control.
          Upon a Change in Control (as hereinafter defined), then notwithstanding anything herein to the contrary, all options and SARs granted under the Plan that are outstanding at the time of such Change in Control shall become immediately exercisable in full, all restrictions with respect to shares of Restricted Stock shall lapse and such shares shall become fully vested and exercisable and all RSUs shall become fully vested.
          A “Change in Control” of the Company shall be deemed to have occurred if any of the events set forth in any one of the following paragraphs shall occur:
               (i) Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act), excluding the Company or any of its affiliates, a trustee or any fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, an underwriter temporarily holding securities pursuant to an offering of such securities or a company owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities; or
               (ii) During any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this paragraph) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
               (iii) The shareholders of the Company approve a merger or consolidation of the Company with any other company, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or
               (iv) The shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.
          Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the holders of the Stock immediately prior to such transaction or series of transactions continue to have the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately prior to such transaction or series of transactions.
     9. Amendment and Termination of the Plan.
          The Board at any time and from time to time may suspend, terminate, modify or amend the Plan. No suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted without the written consent of the Grantee.
     10. Assignability.
          (a) General Rule.
          Each option award granted pursuant to this Plan shall, during the participant’s lifetime, be exercisable only by him. No award nor any right thereunder shall be transferable by the participant by operation of law or otherwise except to the extent permitted by Section 10(b).
          (b) Exceptions to General Rule.
          Notwithstanding Section 10(a), this Plan shall not preclude:
               (i) any participant from designating a beneficiary to succeed, after the participant’s death, to all of the participant’s option awards outstanding on the date of the participant’s death (including, without limitation, the right to exercise any unexercised option awards); or
               (ii) any participant from transferring an option award or any right thereunder pursuant to a qualified domestic relations order as defined in the Code or the Employee Retirement Income Security Act of 1974, as amended; or
               (iii) any participant who is a senior executive officer recommended by the Chief Executive Officer and approved by the Committee from voluntarily transferring any option award granted pursuant to this Plan to a family member as a gift or through a transfer to an entity in which more than fifty percent of the voting interests are owned by family members (or the participant) in exchange for an interest in that entity.
          (c) Definitions.
               (i) Beneficiary. The term “beneficiary” shall mean a person or persons designated by the participant to succeed to, in the event of death, all outstanding option awards granted to the participant or any right thereunder. Any participant, subject to applicable laws and such limitations as may be prescribed by the Committee, to designate one or more persons primarily or contingently as beneficiaries in writing by notice delivered to the Company, and to revoke such designations in writing. If a participant fails effectively to designate a beneficiary, or if the participant’s designated beneficiary(ies) does not survive the participant, the participant’s estate shall be the participant’s beneficiary.
               (ii) Family Member. The term “family member” shall include any person identified as an “immediate family” member in Rule 16(a)-1(e) of the Exchange Act, as such Rule may be amended from time to time. Notwithstanding the foregoing, the Committee may designate any other person(s) or entity(ies) as a “family member.”
     11. Payment Upon Exercise.
          Payment of the purchase price upon exercise of any option granted under this Plan shall be made in cash; provided that the Committee, in its sole discretion, may permit an option holder to pay the option price, in whole or in part, by tendering to the Company shares of Stock owned by the option holder, and having a fair market value equal to the option price. The fair market value of such Stock shall be determined by the Committee as it deems appropriate, or as may be required in order to comply with any applicable law or regulation.
     12. Effective Date and Duration of the Plan.
          The Plan shall become effective upon its adoption by the Board of Directors. Unless sooner terminated, the Plan shall remain in effect until terminated by action of the Board, provided, however, that the duration of the Plan shall in no event exceed ten years from the date of the adoption of the Plan by the Board. Termination of the Plan shall not affect any awards previously granted pursuant thereto, which shall remain in effect until their restrictions shall have lapsed (with respect to Restricted Stock grants) or until exercised (with respect to option grants) all in accordance with their terms.
     13. Agreement by Participant Regarding Withholding Taxes.
          If the Committee shall so require, as a condition of exercise of an option or SAR, upon the lapsing of restrictions imposed on Restricted Stock or upon the settlement of RSUs (each a “Tax Event”), each participant shall agree that no later than the date of the Tax Event, the participant will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Alternatively, the Committee may provide, in its sole discretion, that a participant may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due to the participant, including withholding of shares.
     14. Rights as a Shareholder.
          A participant granted an award hereunder or a transferee of an award shall have no rights as a shareholder with respect to any shares covered by the award until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as otherwise provided in the Plan.
     15. No Rights to Employment.
          Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any participant the right to continue in the employ of, or in an independent contractor relationship with, the Company or any subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such subsidiary to terminate such participant’s employment. Awards granted under the Plan shall not be affected by any change in duties or position of a participant as long as such participant continues to be employed by, or, for awards granted prior to July 25, 2001, in a consultant relationship with, the Company or any subsidiary.